EXHIBIT 10.26
                      AMENDMENT, IN TOTO, OF
                 SPLIT DOLLAR INSURANCE AGREEMENT


     THIS  AMENDMENT,  IN  TOTO,  to  the Split Dollar Insurance Agreement,

dated July 1, 1995, by and between Carrols Corporation (the "Employer") and

Lucinda Accordino and Lawrence Accordino,  as  Trustees under the Daniel T.

Accordino Insurance Trust dated February 20, 1995 (the "Owner"), is made as of the 3rd day of April, 1996.


                             Recitals:

     A.   The Employer is a corporation duly organized and validly existing under the laws of the State of New York.

     B.   Daniel  T. Accordino (the "Employee") is  a  valued  and  trusted employee of the Employer.

     C.   In consideration  of  the faithful performance of services by the

Employee for the Employer, the Employer  wishes  to benefit the Employee by providing  life insurance benefits to the Employee  under  a  split  dollar arrangement in accordance with the terms and conditions of this Agreement.

     D.   The Employer and the Owner have agreed that life insurance policy

no. UO1731692  on  the  life  of  the Employee, issued by ITT Hartford (the

"Insurance Company"), with a death  benefit  of  $1,000,000 (the "Policy"),

shall  be owned by the Owner subject to the terms and  conditions  of  this

Agreement.

     E.   The parties intend that this arrangement shall constitute a split dollar arrangement as described in Rev.  Rul. 64-328, 1964-2 C.B. 11.

     NOW, THEREFORE, the parties mutually agree as follows:



1.   OWNERSHIP OF POLICY.

               The  Policy  has  been issued to the Owner as Owner, and the

Owner shall be the sole and exclusive Owner of the Policy.

     2.   PAYMENT OF PREMIUMS.

          The Owner shall pay, either directly to the Insurance Company, or by annual or more frequent reimbursement  to  the  Employer if the Employer shall have paid that part of the premium which the Owner is required to pay hereunder, that portion of the annual gross premium  due  on the Policy, up to  but  not  exceeding  the  entire amount thereof, equal to the  economic benefit (including any economic  benefit  attributable  to  the  use of the

Policy  dividends, if any) provided to the Employee.  The economic  benefit shall be  defined  as the P.S. 58 rates or the Insurance Company's standard yearly renewable term  rate  in accordance with the principles set forth in

Rev.  Rul. 64-328, 1964-2 C.B.  11  and  Rev.  Rul. 66-110, 1966-1 C.B. 12.

The Employer shall pay no less than the balance of the premium, if any.

     3.   RIGHTS IN THE POLICY.

          (A)  The Owner shall have all of  the  rights  of the Owner under the Policy and the Owner shall be entitled to exercise all  of such rights,

options  and privileges (other than those specifically enumerated  for  the

Employer in Paragraph B of Article 7) without the consent of the Employer.

          (B)  In  consideration  of the Employer's agreement to contribute to the payment of the premiums on the  Policy  in  the  manner set forth in this  Agreement,  in  the event of a termination of this Agreement  by  the

Owner, pursuant to Subparagraph  (i) of Paragraph A of Article 5, the Owner

agrees to repay to the Employer, and  the  Employer  shall  be  entitled to receive,  at  the  time  and  in  the manner provided below, the lesser  of

"Aggregate Employer Premiums Paid"  or  the  then "Cash Surrender Value" of the Policy, computed without regard to any outstanding Policy loans.

          (C)  For purposes of this Agreement,  the  following  definitions shall apply:

             i.     "Aggregate  Employer  Premiums  Paid"  means the  total

     premiums paid for the Policy by the Employer and not reimbursed to the

     Employer by the Owner, as of the termination date, except premiums for any  extra  benefit riders or agreements under the Policy  other  than riders providing additional paid-up insurance.

            ii.     "Cash  Surrender Value" means the guaranteed cash value

     of the Policy, plus the cash value of any dividend additions as of the date to which premiums  have  been  paid,  plus  any  dividend credits outstanding, without regard to any outstanding Policy loans.

     4.   APPLICATION OF POLICY DIVIDENDS.

          Any annual dividend attributable to the Policy shall  be  applied as determined by the Owner for each year of the Policy, except that:

          (A)  No  dividends  that  would  constitute  income  to the Owner

(under  applicable federal income tax or trust accounting rules)  shall  be used or applied  toward,  or contributed to the payment of, premiums on the

Policy; and

          (B)  No portion of  the cash value of the Policy shall be used or applied toward, or contributed to, the payment of premiums on the Policy or for the purchase of paid-up insurance  if  any  of  such  cash  value would thereby constitute income to the Owner under applicable federal income  tax or trust accounting rules.

     5.   TERMINATION OF AGREEMENT.

          (A)  Subject  to  fulfillment  of  the  obligations  arising upon termination as hereinafter set forth, this Agreement shall terminate on the first to occur of the following events:

          i.   Delivery  of written notice of termination by the  Owner  to the Employer, whereupon  the  Owner,  in  the Owner's sole discretion,

     shall take one of the following actions:

                    a.   Surrender the Policy and  pay  to the Employer the

     amount to which the Employer is entitled under Paragraph  B of Article

     3.

                    b.   Retain all or a portion of the Policy and  pay  to

     the  Employer  the  amount  to  which  the  Employer is entitled under

     Paragraph B of Article 3.

          ii.       The Employee's death, whereupon  the  Employer shall be

     entitled  to receive that portion of the death benefit  in  excess  of

     $1,000,000,  up to, but not exceeding, the Aggregate Employer Premiums

     Paid as of the  date  of  death  of  the  Employee  and not previously reimbursed to the Employer.

          (B)  Notwithstanding  the  foregoing,  in  no  event   shall  the

Employer  have  any  ownership  or  security interest in any assets of  the

Owner, including, but not limited to, the Policy.

     6.   PROVISION REGARDING THE INSURANCE COMPANY.

           The parties acknowledge and agree as follows:

          (A)  The Insurance Company  shall be bound only by the provisions of the Policy and any endorsement thereto.

          (B)  Any payment made or actions  taken  by the Insurance Company in accordance with the provisions of the Policy and any endorsement thereto shall  fully  discharge the Insurance Company from all  claims,  suits  and demands of all persons whatsoever.

          (C)  The  Insurance Company shall not be deemed a party to, or to have notice of, this  Agreement  or the provisions hereof and shall have no obligation to see to the performance  of  the  obligations  of  the parties hereunder.

     7.   RIGHTS OF PARTIES.

          (A)  The Owner retains all rights in the  Policy not specifically assigned  to  the  Employer  including,  but  not limited to, the following rights:

          i.   Subject to Paragraph B of Article  3, the right to surrender the Policy and receive the surrender value.

          ii.  The  right  to  collect  from  the  Insurance   Company  any

     disability benefit payable in cash that does not reduce the  amount of insurance.

        iii. Subject to Subparagraph (ii) of Paragraph A of Article  5, the

     right to designate and change the beneficiary.

          iv.  The right to elect any optional mode of settlement permitted by the Policy or allowed by the Insurance Company.

          v.   The right to exercise all non-forfeiture rights permitted by the  terms  of  the  Policy or allowed by the Insurance Company and to receive all benefits and advantages derived therefrom.

          vi.  All other rights contained in the Policy except those of the

     Employer, as provided in Paragraph B of this Article 7.

          (B)  The Employer shall have the following rights:

          i.   The right to borrow upon the cash value of the Policy to pay premiums.

          ii.  The right to  obtain  one  or  more loans or advances on the

     Policy, either from the Insurance Company  or  from other persons, and to pledge or assign the Policy as security for such loans or advances,

     to the extent of its interest in the Policy.

     8.   AMENDMENT.

          This Agreement may be altered, amended or modified, including the addition of any extra Policy provisions, but only by  a  written instrument signed by all of the parties.

     9.    ASSIGNMENT.

          A  party may assign such party's interests and obligations  under this Agreement  at  any  time  subject  to the terms and conditions of this

Agreement.

     10.  GOVERNING LAW.

          This Agreement shall be governed  by the laws of the State of New

York.



     11.  ENTIRE AGREEMENT.

          This Agreement sets forth the entire  agreement  of  the  parties with respect to the subject matter hereof.  Any and all prior agreements or understandings with respect to such matters are hereby superseded.



     IN WITNESS WHEREOF, the parties have signed and

sealed this Agreement this 3rd day of April, 1996.



                         CARROLS CORPORATION
Attest:

                         By:/S/ RICHARD V. CROSS

/S/ JOSEPH ZIRKMAN


     [SEAL]


                         DANIEL T. ACCORDINO
                         INSURANCE TRUST,
                         DATED FEBRUARY 20, 1995


                         By:/S/ LUCINDA ACCORDINO
                           Lucinda Accordino, Trustee


                         By:/S/ LAWRENCE ACCORDINO
                           Lawrence Accordino, Trustee